                                                                      EXHIBIT 21




                                MASCO CORPORATION
                            (A DELAWARE CORPORATION)

Subsidiaries as of February 25, 2002*

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

                                                                                       JURISDICTION OF
         NAME                                                                   INCORPORATION OR ORGANIZATION
         ----                                                                   -----------------------------

Alsons Corporation                                                                         Michigan
American Shower & Bath Corporation                                                         Michigan
Aqua Glass Corporation                                                                     Tennessee
         Tombigbee Transport Corporation                                                   Tennessee
Arrow Fastener Co., Inc.                                                                   New Jersey
Baldwin Hardware Corporation                                                               Pennsylvania
         Baldwin Hardware Service Corp.                                                    Delaware
Bath Unlimited, Inc.                                                                       Delaware
Behr Holdings Corporation                                                                  Delaware
         Behr Process Corporation                                                          California
                  Behr Paint Corp.                                                         California
                  BEHR PAINTS IT!, INC.                                                    California
                  Behr Process Canada Ltd.                                                 Alberta, Canada
                  BPC Realty LLC                                                           Delaware
                  Standard Brands Paint Company, Inc.                                      California
         ColorAxis, Inc.                                                                   California
Brass-Craft Manufacturing Company                                                          Michigan
         Brass-Craft Holding Company                                                       Michigan
                  Brass-Craft Canada Ltd.                                                  Canada
         Brass-Craft Western Company                                                       Texas
         Plumbers Quality Tool Mfg. Co., Inc.                                              Michigan
         Tempered Products, Inc.                                                           Taiwan
         Thomas Mfg. Company Inc. of Thomasville                                           North Carolina
Brugman, L.L.C.                                                                            Delaware
Brush Creek Ranch II, Inc.                                                                 Missouri
Cal-Style Furniture Mfg. Co.                                                               California
Chatsworth Bathrooms, Inc.                                                                 Delaware
Cobra Products, Inc.                                                                       Delaware
Composite Products, Inc.                                                                   Delaware
d-Scan, Inc.                                                                               Delaware


--------------
* Directly owned subsidiaries appear at the left hand margin, first tier and second tier subsidiaries are indicated by single and double indentation, respectively, and are listed under the names of their respective parent companies. Unless otherwise indicated, all subsidiaries are wholly owned. Certain of these companies may also use trade names or other assumed names in the conduct of their business.


                                                                                       JURISDICTION OF
         NAME                                                                   INCORPORATION OR ORGANIZATION
         ----                                                                   -----------------------------

Delta Faucet Services International, Inc.                                                  Delaware
Epic Fine Arts Company                                                                     Delaware
         Beacon Hill Fine Art Corporation                                                  New York
         Morning Star Gallery, Ltd.                                                        New Mexico
The Faucet-Queens Inc.                                                                     Delaware
Gamco Products Company                                                                     Delaware
H & H Tube & Manufacturing Company                                                         Michigan
Jarry Realty, Inc.                                                                         Florida
KraftMaid Cabinetry, Inc.                                                                  Ohio
         KraftMaid Trucking, Inc.                                                          Ohio
         KraftMaid Sales and Distribution, Inc.                                            Delaware
Landex, Inc.                                                                               Michigan
Landex of Wisconsin, Inc.                                                                  Wisconsin
Liberty Hardware Mfg. Corp.                                                                Florida
The Marvel Group, Inc.                                                                     Delaware
Masco Asia Pacific Pte Ltd                                                                 Singapore
Masco Building Products Corp.                                                              Delaware
         Computerized Security Systems, Inc.                                               Michigan
         Weiser Lock Corporation                                                           California
                  Weiser Lock Mexico S.A. de C.V.                                          Mexico
         Winfield Locks, Inc.                                                              California
         Weiser Thailand                                                                   Thailand
Masco Cabinetry Holdings, Inc.                                                             Delaware
         Texwood Industries, L.P. (1%)                                                     Delaware
         Masco Cabinetry, L.L.C.                                                           Delaware
                  Texwood Industries, L.P. (99%)                                           Delaware
Masco Capital Corporation                                                                  Delaware
         Masco Holdings Limited                                                            Delaware
Masco Chile Limited (99%)                                                                  Chile
Masco Conference Training Center:  Metamora, Inc.                                          Michigan
Masco Contractor Services, Inc.                                                            Delaware
         BSI Supply, Inc.                                                                  Ontario
         Insulpro Industries Inc.                                                          Bristish Columbia
                  Artic Installation (1979) Ltd.                                           British Columbia
                  FCI Insulation Systems, Ltd.                                             British Columbia

--------------

* Directly owned subsidiaries appear at the left hand margin, first tier and second tier subsidiaries are indicated by single and double indentation, respectively, and are listed under the names of their respective parent companies. Unless otherwise indicated, all subsidiaries are wholly owned. Certain of these companies may also use trade names or other assumed names in the conduct of their business.


                                                                                       JURISDICTION OF
         NAME                                                                   INCORPORATION OR ORGANIZATION
         ----                                                                   -----------------------------
                  Ideal Insulation Ltd.                                                    Saskatchewan
                  Inland Spray On Inc.                                                     British Columbia
                  Insulpro (Kelowana) Ltd.                                                 British Columbia
                  894852 Ontario Ltd.                                                      Ontario
         Masco Contractor Services Central, Inc.                                           Florida
                  American National Services Corporation                                   Delaware
                  ContractorProducts.com, Inc.                                             Delaware
                  Williams Consolidated Delaware, L.L.C.                                   Delaware
                           Williams Consolidated I, Ltd.                                   Texas
         Masco Contractor Services East, Inc.                                              Delaware
                  Cary Commercial Corporation                                              Delaware
                  Pender-Pettus Insulating, Inc.                                           North Carolina
                  Superior Contracting Corporation                                         Delaware
         Masco Contractor Services West, Inc.                                              California
                  Coast Insulation Contractors, Inc.                                       California
                  InsulPro Projects, Inc.                                                  Washington
                  Schmid Insulation Contractors, Inc.                                      California
                  Sacramento Insulation Contractors                                        California
Masco Corporation of Indiana                                                               Indiana
         Delta Faucet Company of Tennessee                                                 Delaware
         Delta Faucet of Oklahoma, Inc.                                                    Delaware
         Delta Faucet Services (Korea)                                                     Korea
         Delta Faucet Services (Singapore)                                                 Singapore
         Delta Faucet Services (Thailand)                                                  Thailand
         Delta International Services, Inc.                                                Delaware
         Hydrotech, Inc.                                                                   Michigan
         Masco Canada Limited                                                              Ontario
                  3072002 Canada Limited                                                   Canada
         Masco Europe, Inc.                                                                Delaware
         Masco Europe SCS                                                                  Luxembourg
                  CSS Europe S.A.                                                          Belgium
                  Masco Europe S.a.r.l.                                                    Luxembourg
                        Aran World S.r.l.                                                  Italy
                        GESTMasco - SGPS Lda                                               Portugal
                             Metalurgica Recor, S.A.                                       Portugal

--------------
* Directly owned subsidiaries appear at the left hand margin, first tier and second tier subsidiaries are indicated by single and double indentation, respectively, and are listed under the names of their respective parent companies. Unless otherwise indicated, all subsidiaries are wholly owned. Certain of these companies may also use trade names or other assumed names in the conduct of their business.


                                                                                       JURISDICTION OF
         NAME                                                                   INCORPORATION OR ORGANIZATION
         ----                                                                   -----------------------------

                           Masco Denmark ApS                                               Denmark
                                 Tvilum-Scanbirk A/S                                       Denmark
                                       Tvilum-Scanbirk GmbH                                Germany
                           Masco Europe Iberica S.L.                                       Spain
                                 GMU S.A.                                                  Spain
                                       Grumal S.L.                                         Spain
                                            Perfima S.A.                                   Spain
                                            Lagunzzialle S.A.                              Spain
                                            Seitu S.A.                                     Spain
                                            Pevac S.A.                                     Spain
                                            Pemec S.A.                                     Spain
                                       XEY Corporacion Empresarial S.L.                    Spain
                                              Comercial XEU S.A.                           Spain
                                                    Lindhogar S.A.                         Spain
                                                    Decox S.A.                             Spain
                                                    Cobade S.A.                            Spain
                                                    Valcode S.A.                           Spain
                                                    Burcosa S.A.                           Spain
                           Masco B.V.                                                      Netherlands
                                 Turad B.V.                                                Netherlands
                                       Bridgebros Lease B.V.                               Netherlands
                                       Brugman Radiatorenfabriek B.V.                      Netherlands
                                       Brugman Polska Sp Zoo                               Poland
                                       Brugman SARL                                        France
                                       Brugman GmbH                                        Germany
                                       Northor AS                                          Denmark
                                       Brugman Industries SpZoo                            Poland
                           Damixa A/S                                                      Denmark
                                 KS Beheer B.V.                                            Netherlands
                                      Damixa Nederland B.V.                                Netherlands
                                 Damixa AB                                                 Sweden
                                 N.V. Damixa S.A.                                          Belgium
                                 Damixa Armaturen GmbH                                     Germany
                                 Damixa SARL                                               France
                                 Rubinetterie Mariani S.P.A. (49%)                         Italy



--------------
* Directly owned subsidiaries appear at the left hand margin, first tier and second tier subsidiaries are indicated by single and double indentation, respectively, and are listed under the names of their respective parent companies. Unless otherwise indicated, all subsidiaries are wholly owned. Certain of these companies may also use trade names or other assumed names in the conduct of their business.


                                                                                        JURISDICTION OF
         NAME                                                                   INCORPORATION OR ORGANIZATION
         ----                                                                   -----------------------------


                           Masco Corporation Limited                                       United Kingdom
                                 Avocet Hardware PLC                                       United Kingdom
                                 Avocet Architectural Products Ltd                         United Kingdom
                                        Avocet Hardware (Taiwan) Ltd.                      Taiwan
                                        Bond It Ltd.                                       United Kingdom
                                        Colin & Sons (Locks) Ltd.                          United Kingdom
                                        WMS PVC Hardware Ltd.                              United Kingdom
                                 Berglen Group Limited                                     United Kingdom
                                 A&J Gummers Limited                                       United Kingdom
                                 Griffin Windows (Mid Glam) Limited                        United Kingdom
                                         Techniglass Ltd                                   United Kingdom
                                 Heritage Bathrooms PLC                                    United Kingdom
                                         Bristol Bathrooms Co. Ltd.                        United Kingdom
                                         Heritage Bathrooms Distribution                   United Kingdom
                                         Ltd. Bristol
                                         Heritage J. Ceramics Ltd.                         United Kingdom
                                           Brighouse
                                         Heritage Acrylic Ltd.                             United Kingdom
                                         Heritage Bathroom Furniture Ltd.                  United Kingdom
                                         H. J. Ceramics Ltd.                               United Kingdom
                                                 Heritage D Ceramics Ltd.                  United Kingdom
                                 Kiloheat Limited                                          United Kingdom
                                 Moore Group Limited                                       United Kingdom
                                         Moores Furniture Group Limited                    United Kingdom
                                 NewTeam Export (Jersey) Limited                           Jersey, United Kingdom
                                 NewTeam Management Services Ltd.                          Jersey, United Kingdom
                                 NewTeam Ltd.                                              United Kingdom
                                 Chromeco Ltd.                                             United Kingdom
                                 Harplace Ltd.                                             United Kingdom
                                 Weiser (U.K.) Ltd.                                        United Kingdom
                           Masco GmbH                                                      Germany
                                 Alfred Reinecke GmbH & Co. KG                             Germany


--------------
* Directly owned subsidiaries appear at the left hand margin, first tier and second tier subsidiaries are indicated by single and double indentation, respectively, and are listed under the names of their respective parent companies. Unless otherwise indicated, all subsidiaries are wholly owned. Certain of these companies may also use trade names or other assumed names in the conduct of their business.


                                                                                       JURISDICTION OF
         NAME                                                                   INCORPORATION OR ORGANIZATION
         ----                                                                   -----------------------------


                                    Alma Kuechen Aloys Meyer GmbH & Co.                    Germany
                                      KG
                                    Dusakabin - Wien Austria                               Austria
                                    E. Missel GmbH & Co.                                   Germany
                                    Gebhardt Flaektteknik Aktiebolag                       Sweden
                                    H. Breuer GmbH & Co.                                   Germany
                                    Gebhardt Ventilatoren GmbH & Co.                       Germany
                                    Gebhardt Singapore Pte Ltd                             Singapore
                                    Gebhardt Ventilatoren A/S                              Denmark
                                    Gebhart Ventiladores, S.L.                             Spain
                                    Hueppe Belgium N.V./S.A.                               Belgium
                                    Hueppe GesmbH                                          Austria
                                    Hueppe GmbH & Co.                                      Germany
                                    Hueppe Sarl                                            France
                                    Hueppe Czech Republik                                  Czech Republic
                                    Hueppe Netherlands                                     Holland
                                    Hueppe Poland                                          Poland
                                    Hueppe Switzerland                                     Switzerland
                                    Hueppe Italy                                           Italy
                                    Intermart Insaat Malzemeleri Sanayi ve                 Turkey
                                      Ticaret AS
                                    Jung Pumpen GesmbH                                     Austria
                                    Jung Pumpen GmbH&Co.                                   Germany
                                            Jung Pumpen SARL                               France
                                            Jung Pumpen Ltd.                               United Kingdom
                                    Masco Mobiliario S.L.                                  Spain
                                    Reser SL                                               Spain
                                    SKS Stakusit-Bautechnik Beteiligungs                   Germany
                                      GmbH
                                    SKS Stakusit Bautechnik GmbH                           Germany
                                           SKS Stakusit-Stahl-Kunststoff                   Germany
                                            GmbH
                                                Bauelemente Bertram GmbH                   Germany
                                                RH Balcon                                  Germany

--------------
* Directly owned subsidiaries appear at the left hand margin, first tier and second tier subsidiaries are indicated by single and double indentation, respectively, and are listed under the names of their respective parent companies. Unless otherwise indicated, all subsidiaries are wholly owned. Certain of these companies may also use trade names or other assumed names in the conduct of their business.


                                                                                        JURISDICTION OF
         NAME                                                                   INCORPORATION OR ORGANIZATION
         ----                                                                   -----------------------------



                                                     SKS Stakusit Polska Sp.               Poland
                                                      2.0.0.
                                    SKS Stakusit Austria GmbH                              Austria
                                    SKS France SARL                                        France
                                    SKS Stakusit Turkey                                    Turkey
                                    SKS Stausit Moscow                                     Russia
                                    Vasco N.V.                                             Belgium
                                            Imperial Towel Rails Ltd.                      United Kingdom
                                            Masco International Services                   Belgium
                                            B.V.B.A.
                                            Superia Radiatoren, N.V.                       Belgium
                                                    Dura B.V.                              Netherlands
                                            Vasco GmbH                                     Denmark
                                            Vasco Ltd. UK                                  Great Britain
                                            Vasco B.V.                                     Netherlands
                                            Vasco Ges.m.b.H.                               Austria
                                    Vasco BC S.C.                                          France
                                    Vasco sp z.o.o.                                        Poland
                           Masco Belgium N.V.                                              Belgium
                                    Thermic N.V.                                           Belgium
                                    LTV Transport N.V.                                     Belgium
                           Watkins Europe                                                  Belgium
         Rubinetterie Mariani S.P.A. (51%)                                                 Italy
         Weiser Inc.                                                                       Canada
Masco de Puerto Rico, Inc.                                                                 Puerto Rico
Masco International Sales, Inc.                                                            Barbados
Masco Japan Ltd.                                                                           Delaware
Masco ML, Inc.                                                                             Delaware
Masco Philippines Inc.                                                                     Philippines
Masco Retail Sales Support, Inc.                                                           Delaware
Masco Support Services, Inc.                                                               Delaware
Masco Services, Inc.                                                                       Delaware

Mascomex S.A. de C.V.                                                                      Mexico
Masterchem Industries, Inc.                                                                Missouri



--------------
* Directly owned subsidiaries appear at the left hand margin, first tier and second tier subsidiaries are indicated by single and double indentation, respectively, and are listed under the names of their respective parent companies. Unless otherwise indicated, all subsidiaries are wholly owned. Certain of these companies may also use trade names or other assumed names in the conduct of their business.


                                                                                        JURISDICTION OF
         NAME                                                                   INCORPORATION OR ORGANIZATION
         ----                                                                   -----------------------------


Merillat Industries, LLC                                                                   Delaware
         Merillat Corporation                                                              Delaware
         Merillat Transportation Company                                                   Delaware
Milgard Manufacturing Incorporated                                                         Washington
Mill's Pride, Inc.                                                                         Connecticut
         Premier Vanity Tops L.L.C.                                                        Ohio
         Mill's Pride LLC                                                                  Ohio
         Mill's Pride Limited Partnership                                                  Ohio
                 Mill's Pride Pennsylvania, LLC (99%)                                      Ohio
         United Kitchens PLC (75%)                                                         United Kingdom
         Store Support, Inc.                                                               Florida
         Mill's Pride Premier, Inc.                                                        Ohio
         Mill's Pride Chile Limitada                                                       Chile
Mirolin Industries Corporation                                                             Ontario
Morgantown Plastics Company                                                                Delaware
Outlet Corp.                                                                               Delaware
RDJ Limited                                                                                Bahamas
         Arrow Fastener (U.K.) Ltd.                                                        United Kingdom
         Jardel Distributors, Inc.                                                         Canada
Resources Conservation, Inc.                                                               Delaware
StarMark, Inc.                                                                             South Dakota
         SMI Retail Corp.                                                                  Delaware
         SMI Transportation, Inc.                                                          Delaware
         StarMark of Virginia, Inc.                                                        Virginia
Thematic Advertising Productions, Inc.                                                     New Jersey
Vapor Technologies, Inc.                                                                   Delaware
Watkins Manufacturing Corporation                                                          California
         Hot Spring Spas New Zealand (50%)                                                 New Zealand
W/C Technology Corporation                                                                 Delaware
Zenith Products Corporation                                                                Delaware




--------------
* Directly owned subsidiaries appear at the left hand margin, first tier and second tier subsidiaries are indicated by single and double indentation, respectively, and are listed under the names of their respective parent companies. Unless otherwise indicated, all subsidiaries are wholly owned. Certain of these companies may also use trade names or other assumed names in the conduct of their business.